OTHER (INCOME) EXPENSES, NET (non-operational) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Other Income and Expenses [Abstract]
Expenses related to Road Track acquisition			$ (1,539)
Gain from measurement of previously held interests at acquisition date fair value	[1]		14,677
Others		(26)	13,138
Other income, net		$ (26)	$ 13,138

[1]	As a result of the acquisition described in Note 3 the company gained control over certain companies that previously were accounted under the equity method ("JV's") and began to include these JV's in the consolidated . The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.